UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2016

AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

100 S. Independence Mall West Philadelphia, PA (Address of principal executive offices)	19106 (Zip code)

(215) 592-3687

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                         Written communications pursuant to Rule 425 under the Securities Act

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.

On May 9, 2016, AgroFresh Solutions, Inc. (the “Company”) entered into a Lock-Up Extension Agreement (the “Extension Agreement”) with The Dow Chemical Company (“TDCC”), Rohm and Haas Company (“R&H”), Boulevard Acquisition Sponsor, LLC (the “Sponsor”), Joel Citron, Darren Thompson and Robert J. Campbell (a member of the Company’s board of director) (collectively, the “Founding Holders”), and Continental Stock Transfer & Trust Company (“CST”). The Extension Agreement extends, from July 31, 2016 to December 31, 2017, the term of the lock-up arrangements entered into pursuant to certain agreements, or amendments to agreements, entered into upon the consummation of the business combination between the Company and TDCC on July 31, 2015. In particular, the Extension Agreement (i) amends the Investor Rights Agreement, dated July 31, 2015, to extend to December 31, 2017 the term of the lock-up period applicable to TDCC, R&H, the Sponsor and the Founding Holders thereunder; (ii) amends the Securities Escrow Agreement, dated February 12, 2014, as amended on July 31, 2015, to extend to December 31, 2017 the date on which the shares of the Company’s common stock owned by the Sponsor and the Founding Holders that are being held in escrow with CST shall be released from escrow (provided that, in the case of the “Founder Earnout Shares” being held thereunder, such shares shall not be released unless and until the last sales price of the Company’s common stock equals or exceeds $13.00 per share for any 20 trading days within any 30-trading day period (the “Escrowed Shares Release Condition”)); and (iii) amends the letter agreements, dated July 31, 2015, entered into by the Sponsor and each of the Founding Holders for the benefit of the Company, to extend to December 31, 2017 the term of the lock-up periods thereunder. Other than the foregoing, the Extension Agreement does not modify the terms of any such agreements.

A copy of the Extension Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Extension Agreement is qualified in its entirety by reference thereto.

 Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1
Extension Agreement, dated as of May 9, 2016, among the registrant, The Dow Chemical Company, Rohm and Haas Company, Boulevard Acquisition Sponsor, LLC, Robert J. Campbell, Joel Citron, Darren Thompson and Continental Stock Transfer & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 13, 2016

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
Extension Agreement, dated as of May 9, 2016, among the registrant, The Dow Chemical Company, Rohm and Haas Company, Boulevard Acquisition Sponsor, LLC, Robert J. Campbell, Joel Citron, Darren Thompson and Continental Stock Transfer & Trust Company.